                                                                   EXHIBIT 10.11

                                                                  EXECUTION COPY

                             MANAGEMENT SHAREHOLDERS
                             -----------------------
                                    AGREEMENT
                                    ---------

          THIS MANAGEMENT SHAREHOLDERS AGREEMENT, dated as of November 22, 2000 (this "Agreement"), is entered into by and among New SAC, a limited company
       ---------
incorporated in the Cayman Islands (the "Company"), the parties identified on
                                         -------
the signature pages hereto as "Management Shareholders" and each other individual who from time to time executes a Joinder Agreement as contemplated by
Section 7.2 hereof (collectively, the "Management Shareholders").
                                       -----------------------

                                    RECITALS:

     A.   Suez Acquisition Company (Cayman) Limited ("SAC"), Seagate Technology,
                                                      ---
Inc. ("Seagate") and Seagate Software Holdings, Inc. ("SSHI"), entered into a
       -------                                         ----
Stock Purchase Agreement, dated as of March 29, 2000, as amended by the Consolidated Amendment to Stock Purchase Agreement, Agreement and Plan of Merger and Reorganization, and Indemnification Agreement, and Consent, dated as of August 29, 2000, among SAC, Seagate, SSHI, VERITAS Software Corporation ("VERITAS") and Victory Merger Sub, Inc. ("Merger Sub") and Consolidated
  -------                                  ----------
Amendment No. 2 to Stock Purchase Agreement, Agreement and Plan of Merger and Reorganization, and Indemnification Agreement, and Consent, dated as of October 18, 2000, among SAC, Seagate, SSHI, VERITAS and Merger Sub (as so amended, and as it may be further amended, supplemented or otherwise modified from time to time, the "Stock Purchase Agreement");
           ------------------------

     B. Pursuant to an Assignment and Assumption Agreement, dated as of November 22, 2000, between SAC and the Company, SAC assigned all of its rights and obligations under the Stock Purchase Agreement to the Company;

     C. Pursuant to the Stock Purchase Agreement, the Company will purchase all of Seagate's operating assets and assume substantially all of its liabilities by acquiring the stock of a company into which Seagate has transferred such assets and liabilities;

     D. In connection with the Stock Purchase Agreement, certain management employees of Seagate ("Rollover Management Shareholders") will acquire on the
                       --------------------------------
date hereof (i) ordinary shares, par value $0.0001 per share (the "Ordinary
                                                                   --------
Shares"), of the Company, and (ii) Preferred Shares, par value $0.0001 per share
------
(the "Preferred Shares"), of the Company; and
      ----------------

     E. The Management Shareholders and the Company wish to provide for certain matters relating to the equity interests of the Management Shareholders in their respective holdings in and the governance of the Company.

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                        ARTICLE I. INTRODUCTORY MATTERS

          1.1  Defined Terms. In addition to the terms defined elsewhere herein,
               -------------
the following terms have the following meanings when used with initial capital letters:

          "Affiliate" has the meaning given to that term in Rule 405 promulgated
           ---------
     under the Securities Act; provided that officers, directors or employees of the Company will not be deemed to be Affiliates of a shareholder of the Company for purposes hereof solely by reason of being officers, directors or employees of the Company.

          "Agreement" means this Agreement, as the same may be amended,
           ---------
     supplemented or otherwise modified from time to time in accordance with the terms hereof.

          "Assumption Agreement" means a writing substantially in the form of
           --------------------
     Exhibit A hereto whereby a Permitted Transferee or other transferee pursuant to Section 2.4 becomes a party to, and agrees to be bound to the same extent as its transferor by the terms of, this Agreement.

          "Board" means the Board of Directors of the Company.
           -----

          "Business Day" means a day other than a Saturday, Sunday, federal, New
           ------------
     York or California State holiday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close.

          "Call Rights" has the meaning given that term in Section 3.1(a).
           -----------

          "Cause" with respect to the termination of employment by the Company
           -----
     of any Management Shareholder, means (i) such Management Shareholder's continued failure substantially to perform the material duties of his or her office (other than as a result of total or partial incapacity due to physical or mental illness), (ii) the embezzlement or theft by such Management Shareholder of the Company's property, (iii) the commission of an act or acts on such Management Shareholder's part resulting in the conviction of such Management Shareholder of a felony under the laws of the United States or any state thereof, (iv) such Management Shareholder's willful malfeasance or willful misconduct in connection with his or her duties to the Company or any other act or omission which is materially injurious to the financial condition or business reputation of the Company or any of its subsidiaries or affiliates, or (v) a material breach by such Management Stockholder of the material terms of his or her employment agreement, this Agreement, any other shareholders agreement or any non-compete, non-solicitation or confidentiality provisions to which such Management Shareholder is subject. However, no termination shall be deemed for Cause under clause (i), (iv) or (v) unless such Management Shareholder is first given written notice by the Company of the specific acts or omissions which the Company deems constitute grounds for a termination for Cause and is provided with at least 30 days after such notice to cure the specified deficiency.

          "Change of Control" means (i) the sale or disposition, in one or a
           -----------------
     series of related transactions, of all or substantially all of the assets of the Company to any "person" or "group" (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Investors (or their Permitted Transferees (as defined in the Investor Shareholders Agreement)) or (ii) any person or group, other than the Investors (or their Permitted Transferees (as defined in the Investor Shareholders Agreement)) or their respective Affiliates, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange
     Act), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise, and the representatives of the Investors (or their Permitted Transferees (as defined in the Investor Shareholders Agreement)) or their respective Affiliates cease to comprise, in the aggregate, a majority of the Board.

          "Closing" has the meaning given that term in the Stock Purchase
           -------
     Agreement.

          "Closing Date" means November 22, 2000.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Cost" means the price per share paid by the Management Shareholders,
           ----
     in each case, as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations and reclassifications.

          "Custody Period" has the meaning given that term in Section 3.2.
           --------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
     and the rules and regulations of the SEC promulgated thereunder, as the same may be amended from time to time.

          "Fair Market Value" with respect to a particular date, means (i) if
           -----------------
     there is a public market for the Shares of a particular class as of such date, the average of the high and low closing bid prices of such Shares on such stock exchange on which such Shares are principally trading on such date, or, if there were no sales on such date, on the closest preceding date on which there were sales of such Shares or (ii) if there is no public market for such Shares on such date, the fair market value of such Shares as determined in good faith by the Board (provided that, in all cases, the Fair Market Value of Preferred Shares shall not be greater than the Liquidation Preference (as defined in the Amended and Restated Memorandum and Articles of Association of the Company) in respect thereof).

          "Good Reason," with respect to the resignation from employment with
           -----------
     the Company by any Management Shareholder means such a resignation as a result of, any of the following actions, which actions remain uncured for at least 30 days following written notice from the resigning Management Shareholder to the Company describing the occurrence of such events and asserting that such events constitute grounds for a

     "Good Reason" resignation, provided notice of such resignation is given to the Company within sixty (60) days after the expiration of such cure period: (i) without the Management Shareholder's express written consent, any material reduction in the Management Shareholder's authority or responsibilities from those set forth in an employment agreement between the Company and the Management Shareholder (an "Employment Agreement") (or if such Management Shareholder is not a party to an Employment Agreement, from the authority and responsibilities initially assigned to such Management Shareholder by the Company after the Closing Date), (ii) without the Management Shareholder's express written consent, a reduction of 10% or more in the level of the base salary, target annual bonus or employee benefits to be provided to the Management Shareholder under an Employment Agreement (or if such Management Shareholder is not a party to an Employment Agreement, a reduction of 10% or more in the level of base salary, target annual bonus or employee benefits provided to such Management Shareholder immediately prior to the Closing Date), other than a reduction implemented with the consent of the Management Shareholder or a reduction that is equivalent to reduction in base salaries, bonus opportunities and/or employee benefits, as applicable, imposed on all other senior executives of the Company at a similar level within the Company (provided that the use of private aircraft shall not be deemed an employee benefit for these purposes); or (iii) the relocation of the Management Shareholder to a principal place of employment more than 50 miles from the Management Shareholder's current principal place of employment, without the Management Shareholder's express written consent.

          "Governmental Authority" means any Federal, state or local court or
           ----------------------
     governmental or regulatory authority or agency, domestic or foreign.

          "Investor Shareholders Agreement" means the shareholders agreement,
           -------------------------------
     dated as of the date hereof, by and among the Company and the Investors, as the same may be amended, supplemented or otherwise modified from time to time.

          "Investors" shall mean, collectively, the Persons who are parties to
           ---------
     the Investor Shareholders Agreement, other than the Company.

          "Joinder Agreement" has the meaning given that term in Section 7.2.
           -----------------

          "Lapse Date" means (a) with respect to each Tier I Senior Manager, the
           ----------
     fifth anniversary of the Closing Date and (b) with respect to each Senior Manager other than a Tier I Senior Manager, the second anniversary of the Closing Date.

          "Majority Investors" has the meaning given that term in Section 2.5.
           ------------------

          "Offer" has the meaning assigned to it in Section 2.6(a).
           -----

          "Offeree" has the meaning given that term in Section 2.6(a).
           -------

          "Offeror" has the meaning given that term in Section 2.6(a).
           -------

          "Ordinary Shares" has the meaning given that term in the Recitals to
           ---------------
     this Agreement.

          "Permitted Transferee" means with respect to any Management
           --------------------
     Shareholder, (i) upon the death of such Management Shareholder, his or her executors, administrators, testamentary trustees, legatees or beneficiaries, (ii) his or her Family Members, (iii) a trust or custodianship the beneficiaries of which include only such Management Shareholder and/or his or her Family Members, (iv) a trust in which the Management Shareholder and/or his or her Family Members have 100% of the beneficial ownership, (v) a foundation in which the Management Shareholder and/or his or her Family Members control the management of the assets and
     (vi) any other entity in which the Management Shareholder and/or his or her Family Members own more than fifty percent of the voting interest, provided
                                                                        --------
     that any such Permitted Transferee complies with Section 2.2(a) hereof. For purposes of this definition, "Family Member" means the Management
                                   -------------
     Shareholder's spouse, lineal descendants, siblings, nephews and nieces, parents and grandparents, and stepchildren and stepparents, including any such persons by adoptive relationships.

          "Person" means any individual, corporation, limited liability company,
           ------
     partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

          "Preferred Shares" has the meaning given that term in the Recitals to
           ----------------
     this Agreement.

          "Public Offering" means the sale of common equity securities to the
           ---------------
     public pursuant to an effective registration statement (other than a registration statement on Form S-4 or Form S-8 or any similar or successor form) filed under the Securities Act.

          "Qualified Public Offering" means the sale of (i) at least 15% of the
           -------------------------
     outstanding Ordinary Shares pursuant to an initial Public Offering by the Company or (ii) Ordinary Shares pursuant to a Public Offering by the Company which results in gross proceeds to the Company of at least $250 million.

          "Register" means the register of the Company on which the Company
           --------
     records the legal title to the shares of the Company.

          "Restricted Share Agreement" with respect to any Management
           --------------------------
     Shareholder, means the Restricted Share Agreement with the Company relating to certain Shares owned by such Management Shareholder.

          "Rollover Management Shareholders" has the meaning given that term in
           --------------------------------
     the Recitals to this Agreement.

          "Sale Notice" has the meaning given that term in Section 2.6(a).
           -----------

          "SEC" means the Securities and Exchange Commission.
           ---

          "Section 2.2 Transfer" means a Transfer provided for in Section 2.2.
           -----------

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations of the SEC promulgated thereunder, as they may be amended from time to time.

          "Senior Managers" means those Management Shareholders who are listed
           ---------------
on Schedule I hereto.

          "Shares" means the Ordinary Shares and the Preferred Shares.
           ------

          "Silver Lake" has the meaning given that term in the Investor
           -----------
Shareholders Agreement.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
partnership, association or other business entity of which fifty percent (50%) or more of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof, or fifty percent (50%) or more of the equity interest therein, which is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of such Person or a combination thereof.

          "Third Party" means any Person other than the Company, the Investors,
           -----------
the Management Shareholders and each of their Permitted Transferees (with respect to the Investors only, as such term in defined in the Investor Shareholders Agreement) and Affiliates.

          "Tier I Senior Manager" means those Management Shareholders who are
           ---------------------
listed on Schedule II hereto.

          "TPG" means SAC Investments, L.P., a Cayman limited partnership.
           ---

          "Transfer" means, with respect to any Shares (or direct or indirect
           --------
economic or other interest therein), a transfer, sale, assignment, pledge, hypothecation or other disposition, whether directly or indirectly (pursuant to the creation of a derivative security or otherwise), the grant of an option or other right or the imposition of a restriction on disposition or voting or by operation of law. When used as a verb, "Transfer" shall have the correlative meaning. In addition, "Transferred" and "Transferee" shall have the correlative meanings.

          "Transfer Restriction Termination Date" has the meaning given that
           -------------------------------------
term in Section 2.1(a).

          "Unvested Share Legend" has the meaning given that term in Section
           ---------------------
2.1(c).

          "Vested Share Legend" has the meaning given that term in Section
           -------------------
2.1(c)."

          1.2  Construction. The language used in this Agreement will be deemed
               ------------
to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) "or" is disjunctive but not exclusive, (b) words in the singular include the plural, and in the plural include the singular, and
(c) the words "hereof", "herein" and "hereunder" and words of similar import
               ------    ------       ---------
when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Exhibit references are to this Agreement unless otherwise specified.

                             ARTICLE II. TRANSFERS

          2.1  Limitations on Transfer. (a) Each Management Shareholder agrees
               -----------------------
that he or she will not Transfer any Shares prior to the earliest of (i) a Qualified Public Offering of Ordinary Shares, (ii) a Change of Control and (iii) the Lapse Date with respect to such Management Shareholder (such earliest date, the "Transfer Restriction Termination Date"), except for Transfers which are
     -------------------------------------
permitted pursuant to Sections 2.2, 2.3 or 2.5 hereof or Article III hereof. After the Transfer Restriction Termination Date with respect to such Management Shareholder, such Management Shareholder may Transfer Shares only in accordance with, and subject to the provisions of, this Agreement.

          (b) In the event of any purported Transfer by a Management Shareholder of any Shares in violation of the provisions of this Agreement, such purported Transfer will be void and of no effect, and the Company will not give effect to such Transfer.

          (c) (i) Each certificate representing Shares held by a Management Shareholder which are subject to a Restricted Share Agreement will bear a legend on the face thereof substantially to the following effect (with such additions thereto or changes therein as the Company may be advised by counsel are required by law or necessary to give full effect to this Agreement, the "Unvested Share
                                                                --------------
Legend"):
------

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO (I) A MANAGEMENT SHAREHOLDERS AGREEMENT AMONG NEW SAC (THE "COMPANY") AND THE MANAGEMENT SHAREHOLDERS LISTED THEREIN, DATED AS OF NOVEMBER 22, 2000, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF, AND
     (II) A RESTRICTED SHARE AGREEMENT WITH THE COMPANY RELATING TO SUCH SHARES, A COPY OF EACH OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. THE MANAGEMENT SHAREHOLDERS AGREEMENT CONTAINS, AMONG OTHER THINGS, CERTAIN PROVISIONS RELATING TO THE VOTING AND TRANSFER OF THE SHARES SUBJECT TO THE AGREEMENT, AND

     THE RESTRICTED SHARE AGREEMENT CONTAINS, AMONG OTHER THINGS, CERTAIN PROVISIONS RELATING TO THE VESTING OF SUCH SHARES. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, DIRECTLY OR INDIRECTLY, MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH MANAGEMENT SHAREHOLDERS AGREEMENT AND RESTRICTED SHARE AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH MANAGEMENT SHAREHOLDERS AGREEMENT AND RESTRICTED SHARE AGREEMENT."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

          (ii) Each certificate representing Shares held by a Management Shareholder which are not subject to a Restricted Share Agreement will bear a legend on the face thereof substantially to the following effect (with such additions thereto or changes therein as the Company may be advised by counsel are required by law or necessary to give full effect to this Agreement, the "Vested Share Legend"):
                     -------------------

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MANAGEMENT SHAREHOLDERS AGREEMENT AMONG NEW SAC (THE "COMPANY") AND THE MANAGEMENT SHAREHOLDERS LISTED THEREIN, DATED AS OF NOVEMBER 22, 2000, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. THE MANAGEMENT SHAREHOLDERS AGREEMENT CONTAINS, AMONG OTHER THINGS, CERTAIN PROVISIONS RELATING TO THE VOTING AND TRANSFER OF THE SHARES SUBJECT TO THE AGREEMENT. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, DIRECTLY OR INDIRECTLY, MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH MANAGEMENT SHAREHOLDERS AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH MANAGEMENT SHAREHOLDERS AGREEMENT."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE

     TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

          (iii) The Unvested Share Legend or the Vested Share Legend, as applicable, will be removed by the Company by the delivery of substitute certificates without such Unvested Share Legend or Vested Share Legend, as the case may be, in the event of a Transfer permitted by this Agreement and in which the Transferee is not required to enter into an Assumption Agreement pursuant to Section 2.4; provided, however, that the second
                                        --------  -------
     paragraph of each of the Unvested Share Legend and the Vested Share Legend will only be removed at such time as it is no longer required for purposes of applicable securities laws.

          (d) Notwithstanding any other provision of this Agreement to the contrary (other than Section 2.2), a Management Shareholder shall be permitted to Transfer any Shares which are subject to a Restricted Share Agreement only to the extent that such Management Shareholder's interest in such Shares has fully vested, as of the date of such transfer, in accordance with the terms of the applicable Restricted Share Agreement. However, Ordinary Shares which are not otherwise vested at the time of Transfer may be transferred to any Permitted Transferee, provided that such Permitted Transferee agrees to be bound by all of
            --------
the restrictions and forfeiture provisions to which the transferred Ordinary Shares are subject at the time of such Transfer.

          (e) Without the prior written consent of Silver Lake and TPG, no Management Shareholder may Transfer all or a portion of his or her interests in the Company or take any other action, if such transfer or action would create a material risk of the Company becoming a "publicly traded partnership," within the meaning of Section 7704 of the Code and the regulations promulgated thereunder.

          2.2  Certain Permitted Transfers. (a) Any Management Shareholder may
               ---------------------------
Transfer any or all of the Shares held by him or her to any Permitted Transferee of such Management Shareholder who duly executes and delivers an Assumption Agreement, provided that such Transfer shall not be effective unless and until
           --------
the Company shall have been furnished with information reasonably satisfactory to it demonstrating that such Transfer is exempt from or not subject to the provisions of Section 5 of the Securities Act and any other applicable securities laws.

          (b) Each Permitted Transferee of any Management Shareholder to which Shares are transferred shall, and such Management Shareholder shall cause such Permitted Transferee to, transfer back to such Management Shareholder (or to another Permitted Transferee of such Management Shareholder) any Shares it owns prior to such Permitted Transferee ceasing to be a Permitted Transferee of such Management Shareholder.

          (c) Subject to the other provisions of this Agreement, each Management Shareholder may Transfer any or all of the Shares held by him or her:
(i) with the consent of the

Board, to another Management Shareholder; (ii) to the Company; or (iii) to Silver Lake, TPG or any of their respective Affiliates.

          2.3  Tag-Along Rights. (a) So long as (i) this Agreement shall remain
               ----------------
in effect and (ii) no Qualified Public Offering of Ordinary Shares shall have occurred, each Management Shareholder shall, with respect to such Management Shareholder's Shares, have the right to exercise the rights of a Tagging Shareholder pursuant to Section 2.4 of the Investor Shareholders Agreement in connection with any Proposed Sale (as defined in the Investor Shareholders Agreement) of Shares by any Selling Holder (as defined in the Investor Shareholders Agreement) thereunder, provided that, in the case of a Proposed Sale, such Management Shareholder shall be permitted to participate in any such Proposed Sale only with respect to those Shares which are not subject to a Restricted Share Agreement or with respect to which such Management Shareholder's interest has fully vested as of the date of the closing of such Proposed Sale (including Shares that are vested as a result of such Proposed
Sale), in accordance with the terms of the applicable Restricted Share
Agreement.

          2.4  Rights and Obligations of Transferees. Any Transferee of Shares
               -------------------------------------
(other than Transferees who acquire Shares pursuant to the exercise of rights set forth in Section 2.5 or Section 4.1 or, following the initial Public Offering by the Company, in a bona fide sale to the public pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act) will be required, at the time of and as a condition to such Transfer, to become a party to this Agreement by executing and delivering an Assumption Agreement and, upon executing and delivering an Assumption Agreement, will be treated as a Management Shareholder for all purposes hereof; provided, however, that no such Transferee will acquire any rights (but will be
--------- -------
subject to the obligations) under Section 2.3 and 4.1 or be subject to the Call Right under Article III, unless such Transferee is a Permitted Transferee.

          2.5  Take-Along Rights. Each Management Shareholder agrees that if any
               -----------------
Investor or Investors holding, in the aggregate, at least a majority of the outstanding Ordinary Shares (such Investor or Investors, the "Majority
                                                              --------
Investors") receive an offer from a third party to purchase or otherwise acquire
---------
at least a majority of the outstanding Ordinary Shares, such Management Shareholder shall, at the request of such Majority Investors, be required to Transfer that percentage of his or her vested Preferred Shares and that percentage of his or her vested Ordinary Shares equal to the percentage of the Preferred Shares and/or Ordinary Shares (as the case may be) held by the Majority Investors being transferred at the same price per Preferred Share and/or Ordinary Share (as the case may be) and upon the terms, conditions, and provisions, if any, of the offer so accepted by the Majority Investors, including making the same representations, warranties, covenants, indemnities and agreements that the Majority Investors agree to make (except that, in the case of representations, warranties, conditions, covenants, indemnities and agreements pertaining specifically to the Majority Investors, each such Management Shareholder shall make the comparable representations, warranties, covenants, indemnities and agreements and shall agree to comparable conditions, in each case to the extent applicable and pertaining specifically to itself and only to itself); provided that all representations, warranties, covenants,
                 --------
indemnities and agreements (other than those referred to in the immediately preceding exception) shall be made by each Majority Investor and each such

Management Shareholder severally and not jointly and that any liability of the Majority Investor and such Management Shareholders thereunder shall be borne by each of them on a pro rata basis determined according to the number of Shares sold by each of them. In the event that any such Transfer is structured as a merger, consolidation or similar business combination, each such Management Shareholder agrees to vote in favor of the transaction and take all action to waive any dissenters, appraisal or other similar rights.

                2.6     Rights of First Refusal. (a) If, following the Transfer
                        -----------------------
Restriction Termination Date and prior to an initial Public Offering, a Management Shareholder (for this purpose, an "Offeree") receives a bona fide
                                              -------
offer to purchase any or all of his or her Shares that are not subject to a Restricted Share Agreement or which have vested pursuant to the applicable Restricted Share Agreement (in each case, the "Offer") from a Third Party (the
                                               -----
"Offeror"), which Offer such Management Shareholder wishes to accept and that
 -------
could be consummated without violating the terms of this Agreement, then (i) the Offeree shall cause the Offer to be reduced to writing and shall notify the Company in writing of his or her wish to accept the Offer (the "Sale Notice"),
                                                                -----------
(ii) the Company or its designee(s) shall have the right to purchase all (but not less than all) of such Shares pursuant to this Section 2.6 and (iii) the Offeree agrees not to sell such Shares prior to the earlier of (a) the 30-day period set forth in the second succeeding paragraph of this Section 2.6(a) and
(b) the communication to the Offeree of the decision by the Company to not purchase any or all of such Shares.

                The Sale Notice shall contain an irrevocable offer to sell such Shares to the Company or its designee(s) in the manner set forth in this Section 2.6(a) at a purchase price equal to the price contained in and otherwise on substantially the same terms, conditions and other provisions of the Offer and shall be accompanied by a true and complete written copy of the Offer (which shall identify the Offeror).

                At any time within 30 days from the date of the receipt by the Company of the Sale Notice, the Company shall have the option to purchase, or to arrange for one or more Persons designated by the Company to purchase, all (but not less than all) of the Shares covered by the Offer either (i) for the same consideration and on substantially the same terms, conditions and other provisions as the Offer or (ii) if the Offer includes any consideration other than cash, then, at the sole option of the Company, at the equivalent all cash price, determined in good faith by the Board, and otherwise on the same terms, conditions and other provisions as the Offer. The Company agrees to notify the Offeree as promptly as practicable of its decision regarding the right of first refusal set forth in this Section 2.6(a) but, in no event, shall it notify the Offeree later than the end of such 30-day period.

                (b) If the option set forth in Section 2.6(a) is exercised by the Company, the Company (or its designee(s)) shall arrange with the Offeree a mutually convenient time (not later than ninety (90) days after the date of the Sale Notice) to consummate such purchase and sale and, at that time, shall pay to the Offeree cash consideration for the Shares subject to such purchase and sale, by delivering a certified bank check or checks or by wiring same day funds upon the instructions of the Offeree in the amount of the purchase price for such Shares and shall deliver the relevant non-cash consideration, if any, to the Offeree against delivery to the

Company by the Offeree of (i) if the Shares have been issued in certificated form, certificates representing the Shares being purchased, appropriately endorsed by the Offeree or (ii) if the Shares have been issued in book-entry form, instructions regarding the transfer of registration of the Shares being sold to the Company on the Register.

                (c) If, at the end of the 30-day period referred to in Section 2.6(a), the Company (or its designee(s)) has not exercised the right of first refusal in the manner set forth above, the Offeree may, during the next succeeding 60 Business Days, sell not less than all of the Shares covered by the Offer to the Offeror at a price and on terms, conditions and other provisions no less favorable to the Offeree than those contained in the Offer. Promptly after such sale, (i) the Offeree shall notify the Company of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by the Company and, thereafter, (ii) the Company shall deliver (A) if the Shares have been issued in certificated form, new certificates representing the Shares sold to the Offeror who has purchased such Shares upon delivery of old certificates issued to the Offeree and representing such Shares or (B) if the Shares have been issued in book-entry form, notices to the Offeree and the Offeror who has purchased such Shares of the registration of Transfer of such Shares. If, at the end of the 60-Business Day period referred to in this Section 2.6(c), the Offeree has not completed the sale of such Shares as aforesaid, all the restrictions on transfer contained herein shall again be in effect with respect to such Shares.

                2.7  Distributions Upon Initial Public Offering of Designated
                     --------------------------------------------------------
Subsidiaries. Upon any distribution contemplated by Section 2.7 of the Investor
------------
Shareholders Agreement where an additional shareholders agreement is entered into pursuant to Section 2.7, each Management Shareholder shall enter into a shareholders agreement with the Company having substantially identical terms and conditions as this Agreement, provided that (i) all references in this Agreement
                              --------
to the Company shall be changed in such additional shareholders agreement to references to the relevant Designated Subsidiary (as such term is defined in the Investor Shareholders Agreement) and (ii) all references in this Agreement to the Investor Shareholders Agreement shall be changed in such additional shareholders agreement to the applicable additional shareholders agreement entered into pursuant to the terms of the Investor Shareholders Agreement.

                            ARTICLE III. CALL RIGHTS

                3.1  Call Rights. (a) If the employment with the Company or any
                     -----------
of its Subsidiaries of any Management Shareholder terminates for any reason (including, without limitation, due to death or disability of such Management Shareholder) prior to the Lapse Date with respect to such Management Shareholder, the Company (or its designee(s)) shall have the option to purchase (the "Call Rights"), and such Management Shareholder shall be required to sell
      -----------
to the Company (or to any such designee(s)), if the Company exercises the Call Rights, any or all Shares held by such Management Shareholder, at a price per share equal to the applicable purchase price determined pursuant to Section 3.2 hereof; provided, however, that in the case of a termination of employment
        --------  -------
without Cause, a resignation from employment with Good Reason or the death or disability of the employee, the Company may exercise its Call Rights only with the approval of one Management Director (as such term is defined in the Investor Shareholders Agreement).

                (b) If the Company does not exercise its Call Rights with respect to such Management Shareholder within 60 days of such Management Shareholder's termination of employment (other than becasuse of a failure to obtain the approval of one Management Director as contemplated by the proviso of
Section 3.1(a)), then the Investors and the Tier I Senior Managers shall have the same Call Rights for a period of 30 days effective immediately upon the expiration of the 60-day period described in this Section 3.1(b). If more than one Investor or Tier I Senior Manager exercises its Call Rights with respect to such Management Shareholder, each such Investor or Tier I Senior Manager shall have the right to purchase the number of such Shares equal to the product of (i) the number of Shares subject to such Call Rights and (ii) the quotient of (A) such Investor's or Tier I Senior Manager's percentage ownership in the Ordinary Shares and (B) the aggregate percentage ownership in the Ordinary Shares of such Investor or Tier I Senior Manager and all other Investors and Tier I Senior Managers exercising such Call Rights; provided, that for purposes of determining
                                      --------
such quotient only Ordinary Shares held by Tier I Senior Managers which are not subject to a Restricted Share Agreement or with respect to which such Tier I Senior Managers' interests have fully vested as of the date of the exercise of such Call Rights, in accordance with the terms of the applicable Restricted Share Agreements, shall be taken into account.

                (c) Upon the termination of such Management Shareholder's employment, the Company shall deliver written notice to such Management Shareholder within 60 days (if at all) of such termination indicating its intention to exercise its Call Rights. The Company's decision whether to exercise its Call Rights in the case of a termination of employment of a Rollover Management Shareholder without Cause or for Good Reason shall, subject to the proviso of Section 3.1(a), be determined by the Compensation Committee of the Board. Any Investor or Tier I Senior Manager exercising its Call Rights pursuant to Section 3.1(b) hereof shall deliver written notice to such Management Shareholder of such exercise within 30 days of the expiration of the 60-day period referred to in Section 3.1(b) hereof.

                (d) Regardless of whether the Company or any of the Investors or Tier I Senior Managers exercise their respective Call Rights within the period prescribed by this Section 3.1, if a Management Shareholder continues to own Shares, then he or she shall continue to be bound by the terms of this Agreement.

                3.2  Procedures for Exercise of Call Rights. In the event of a
                     --------------------------------------
purchase by the Company, any Investor or any Tier I Senior Manager and the sale by such Management Shareholder pursuant to Section 3.1 hereof, then the purchase price shall be:

                (i) in the case of a termination of or resignation from employment for any reason other than as provided in clauses (ii) and
         (iii) below, the Fair Market Value of the Shares to be purchased on the date on which notice of exercise of Call Rights is delivered pursuant to Section 3.1;

                (ii) in the case of a termination of employment for Cause, the lower of (a) the Fair Market Value of the Shares to be purchased on the date of termination of employment and (b) the original cost at which such Management Shareholder acquired such Shares (provided that the original cost of (i) any Ordinary Shares acquired on the date hereof shall be deemed to be zero and (ii) any Preferred Shares shall be equal to the Liquidation Preference (as defined in the articles of association of the Company) in respect thereof); or

                (iii) in the case of a termination of employment of a Rollover Management Shareholder (but not Management Shareholders who are not Rollover Management Shareholders) without Cause or a resignation from employment thereby with Good Reason, the higher of (a) the Fair Market Value of the Shares to be purchased on the date on which notice of the exercise of the Call Rights is delivered pursuant to Section 3.1 and
         (b) the original cost at which such Management Shareholder acquired such Shares (provided that the original cost of (i) any Ordinary Shares acquired on the date hereof shall be deemed to be zero and (ii) any Preferred Shares shall be equal to the Liquidation Preference (as defined in the articles of association of the Company) in respect thereof).

                If the Company, any Investor or any Tier I Senior Manager purchases Shares from a terminated Management Shareholder pursuant to Section 3.1(a) hereof, the purchasing party shall arrange a mutually convenient time (not later than ninety (90) days after the effective date of the Management Shareholder's termination of employment) to consummate such purchase and sale and, at that time, shall pay such Management Shareholder the purchase price against delivery by such Management Shareholder of (i) if the Shares have been issued in certificated form, certificates representing such Shares appropriately endorsed by such Management Shareholder or (ii) if the Shares have been issued in book-entry form, instructions from the terminated Management Shareholder to register the Transfer of Shares effected by the exercise of such Call Right on the Register. The purchase price for such Shares shall be paid by delivering a certified bank check or checks or by wiring same day funds upon the instruction of such Management Shareholder. The Company shall deliver to the terminated Management Shareholder (i) if the Shares to be purchased have been issued in certificated form, certificates representing the balance of the Shares held by such Management Shareholder which remain unsold (if any) after the purchase pursuant to this Section 3.1 and which otherwise have not been forfeited (if any) or (ii) if such Shares have been issued in book-entry form, notice to the terminated Management Shareholder of the registration of Transfer of the Shares sold to the Company or the Investors upon the exercise of the Call Rights of such party. In the event that the Company or any Investor or Tier I Senior Manager exercises its Call Rights with repect to any Shares held by any Management Shareholder that have been vested pursuant to a Restricted Share Agreement for less than six months (the period from the date of such vesting until six months after such date, the "Custody Period"), the Company shall hold
                                       --------------
such Shares in custody for the benefit of such Management Shareholder until the expiration of the Custody Period with respect to such Shares; provided, however,
                                                              --------  -------
that such Management Shareholder shall not have any rights with respect to such Shares (including, without limitation, any rights to Transfer or vote such Shares). The purchase and sale of such Shares shall be consummated after the expiration of the Custody Period. Notwithstanding anything to the contrary contained herein, the Fair Market Value of any Shares to be purchased after the expiration of any Custody Period shall be determined as of the date of the consummation of the purchase and sale of Shares. Notwithstanding anything to the contrary contained herein, in the event of a termination of employment of a Rollover Management Shareholder without Cause or for Good Reason, the Call Rights herein provided for will not apply to any Ordinary Shares other than those issued in respect of the cancellation of equity interests of Seagate pursuant to the Management Shareholder's Rollover Agreement with the Company dated November 13, 2000.

                    ARTICLE IV. PIGGYBACK REGISTRATION RIGHTS

                4.1   Piggyback Rights. Each Management Shareholder hereby
                      ----------------
agrees to be bound by all of the terms, conditions and obligations of Article III (Registration Rights) of the Investor Shareholders Agreement and all other provisions of the Investor Shareholders Agreement (and any subsequent shareholder agreements entered into pursuant to Section 2.7 of the Investor Shareholders Agreement) necessary to give effect to Article III thereof. Subject to the limitations set forth in this Section 4.1, after both (i) the initial Public Offering by the Company and (ii) the Investors have sold for value to one or more Third Parties 15% or more of the number of Ordinary Shares owned in the aggregate by the Investors on the date hereof (as adjusted for any stock dividends, combinations, splits and the like with respect to such Ordinary Shares), each Management Shareholder shall have all of the rights and privileges of Article III of the Investor Shareholders Agreement (other than Section 3.2), in each case as if the Management Shareholder were an original party (other than the Company) thereto.

                4.2   Additional Registration Rights. As soon as practicable
                      ------------------------------
following a Qualified Public Offering, the Company shall use its reasonable best efforts to register all outstanding options to purchase Shares held by the Management Shareholders or their Permitted Transferees under one or more employee option plans of the Company or its Affiliates on a Form S-8 registration statement (or any successor form of registration statement) with the SEC and shall also, at the time of such registration, use its reasonable best efforts to register for resale on a Form S-3 reoffer prospectus (or any successor form of reoffer prospectus) any Shares previously issued to the Management Shareholders in connection with their rollover equity in the Company or their employment with the Company and held by such Management Shareholders or their Permitted Transferees at the time, if and to the extent such reoffer prospectus is permitted to be filed with the SEC in conjunction with the filing of the S-8 registration statement. The Company shall use its reasonable best efforts to keep such reoffer prospectus current and in effect for at least one year following the expiration of any lock-up or market standoff period imposed on the Management Shareholders in connection with the Qualified Public Offering. The foregoing obligations of the Company shall also be binding upon any successor entity, whether through merger, consolidation or other change in control or ownership transaction.

                   ARTICLE V. REPRESENTATIONS AND WARRANTIES

          5.1   Representations and Warranties of the Management Shareholders.
                -------------------------------------------------------------
Each Management Shareholder, severally and not jointly, represents and warrants to the Company as follows:

          (a) Authority; Enforceability. Such Management Shareholder has the
              -------------------------
legal capacity and all requisite power and authority to enter into this Agreement, to perform his or her obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes a valid and binding obligation of such Management Shareholder, enforceable against him or her in accordance with its terms. With respect to any Person who joins and enters into this Agreement after the date hereof pursuant to the terms of this Agreement, such Person will be deemed to represent and warrant to the Company, in addition to the other representations and warranties contained herein, that his or her joining and entering into this Agreement has been duly authorized and approved and that this Agreement constitutes a valid and binding obligation of such Person, enforceable against him or her in accordance with its terms.

          (b) No Conflicts. (i) No filing with, and no permit, authorization,
              ------------
consent or approval of, any Governmental Authority or any other Person is necessary for the execution of this Agreement by such Management Shareholder and the consummation by him or her of the transactions contemplated hereby and (ii) the execution and delivery of this Agreement by such Management Shareholder, the consummation of the transactions contemplated hereby and the compliance with the terms hereof by such Management Shareholder will not conflict with, or result in any violation or default (with or without notice or lapse of time or both) under any other agreement to which such Management Shareholder is a party, including any voting agreement, shareholders agreement, voting trust, trust agreement, pledge agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license, or violate any judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such Management Shareholder or to his or her property or assets. With respect to any Person who joins and enters into this Agreement after the date hereof pursuant to the terms hereof, such Person will be deemed to represent and warrant to the Company, in addition to the other representations and warranties contained herein, that the execution and delivery of this Agreement by such Person, the consummation of the transactions contemplated hereby and the compliance with the terms hereof by such Person will not cause any violation of its certificate of incorporation or by-laws or analogous organizational documents.

          (c) Ownership, Etc. of Securities. Such Management Shareholder is the
              -----------------------------
beneficial or record owner of the equity interests in Seagate set forth opposite such Management Shareholder's name on Schedule III hereto. Such Management Shareholder has good and marketable title to such interests, free and clear of any encumbrances, agreements, adverse claims, liens or other arrangements with respect to the ownership thereof.

          (d) Accredited Investors. Each Tier I Senior Manager represents and
              --------------------
warrants to the Company that he or she is an "accredited investor" as defined under Regulation D of the Securities Act.

          (e) Access to Information, Etc. Such Management Shareholder represents
              --------------------------
and acknowledges that:

               (i) he or she has been supplied with, or otherwise has had access to, adequate information and the opportunity to ask questions of representatives of the Company in order to make his or her own independent decision to retain or acquire the Shares in connection with this Agreement;

               (ii) the Shares may be required to be held indefinitely and the Management Shareholder must continue to bear the economic risk of the retention of the Ordinary Shares unless the offer and sale of such Shares is subsequently registered under the Securities Act and all applicable state securities laws or an exemption or exception from such registration is available and the Management Shareholder otherwise complies with the terms of this Agreement;

               (iii) there is no market for the Shares and it is not anticipated that there will be any public market for the Shares;

               (iv) Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any securities of the Company (including the Shares), and the Company has made no agreement or covenant to make such rule available;

               (v) when and if Shares may be Transferred without registration under the Securities Act in reliance on Rule 144, such Transfer can be made only in limited amounts in accordance with the terms and conditions of such Rule;

               (vi) if the exemption provided under Rule 144 is not available, the public offer or sale of Shares without registration will require compliance with some other exemption or exception under the Securities Act and applicable state securities laws;

               (vii) if any of the Shares are at any time Transferred in accordance with Rule 144, the Management Shareholder will deliver to the Company at or prior to the time of such Transfer an executed Form 144 (if required by Rule 144) and such other documentation as the Company may reasonably require in connection with such sale;

               (viii) a restrictive legend in the form heretofore set forth in
          Section 2.1(c) hereof shall be placed on the certificates representing Shares, if such Shares have been issued in certificated form;

               (ix) a notation shall be made in the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Shares;

               (x) the Management Shareholder's financial situation is such that he or she can afford to bear the economic risk of holding the Shares for an indefinite period of time, has adequate means for providing for his or her current needs and personal contingencies, and can afford to suffer a complete loss of his or her retention of the Shares;

               (xi) the Management Shareholder's knowledge and experience in financial and business matters are such that he or she is capable of evaluating the merits and risks of owning the Shares;

               (xii) the Management Shareholder understands that the Shares are securities which involve a high degree of risk (including the risk of total loss), there are substantial restrictions on the transferability of the Shares, and on the Closing Date and for an indefinite period following the Closing Date, there will be no public market for the Shares and accordingly it may not be possible for the Management Shareholder to liquidate his or her Shares, including in case of emergency, if at all;

               (xiii) the Management Shareholder understands and has taken cognizance of all the risk factors related to the purchase of the Shares, and no representations or warranties have been made to the Management Shareholder or his or her representatives concerning the Shares, these risks, the Company or any of its Subsidiaries or their prospects or other related matters;

               (xiv) in making his or her election to retain or acquire Shares, the Management Shareholder has relied upon independent investigations made by him or her and, to the extent believed by the Management Shareholder to be appropriate, his or her representatives, including his or her own professional, legal, financial, tax and other advisors; and

               (xv) he or she has elected to retain or acquire Shares solely for investment purposes for his or her own account and not as a nominee or agent for any other person and not with a view to, or for resale in connection with, the distribution or other disposition thereof; provided that this last representation does not prejudice the
                   --------
          right of any Management Shareholder to Transfer Shares in compliance with the terms of this Agreement, the Securities Act and applicable state securities laws.

          5.2   Representations and Warranties of the Company. The Company
                ---------------------------------------------
represents and warrants to each Management Shareholder as follows:

          (a)  Authority. It is duly incorporated, validly existing and in good
               ---------
standing as an exempted company under the laws of the Cayman Islands. It has all requisite limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligations, enforceable against it in accordance with its terms.

          (b)  No Conflicts; Enforceability. (i) No filing with, and no permit,
               ----------------------------
authorization, consent or approval of, any Governmental Authority or any other person is necessary for the execution of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, and (ii) the execution and delivery of this Agreement by the Company, the consummation by it of the transactions contemplated hereby and its compliance with the terms hereof will not conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, its memorandum and articles of association or any other agreement to which it is a party, including any voting agreement, shareholders agreement, voting trust, trust agreement, pledge agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license, or violate any judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Company or to its property and assets.

                            ARTICLE VI. TAX MATTERS

          6.1  Tax Matters. Each Management Shareholder hereby agrees to be
               -----------
bound by all of the terms, conditions, and obligations of Article VI (Tax Matters) of the Investor Shareholders Agreement and all other provisions of the Investor Shareholders Agreement necessary to give effect to Article VI thereof.

          6.2  Section 83(b) Election. Promptly after the date of this
               ----------------------
Agreement, each Management Shareholder shall, with respect to the Shares held by such Management Shareholder, make a timely election under Section 83(b) of the Code, in accordance with the applicable regulations promulgated thereunder.

          6.3  Income Tax Information. The Company agrees to prepare and send,
               ----------------------
or cause to be prepared and sent, to the Management Shareholders such information as may reasonably be required for applicable income tax reporting purposes.

                           ARTICLE VII. MISCELLANEOUS

          7.1  Additional Shares Subject to Agreement. Each Management
               --------------------------------------
Shareholder agrees that any shares of the Company that he or she shall hereafter acquire by any means of a stock split, stock dividend, distribution, exercise of options or otherwise (other than pursuant to a Public Offering) shall be subject to the provisions of this Agreement to the same extent as if held as of the Closing Date and such Management Shareholder shall as promptly as practicable notify the Company of the terms of such acquisition or receipt, including the number of shares acquired, their price and the other terms and provisions of the acquisition, including the Person from whom they were acquired.

          7.2  Joinder. After the Closing Date, employees of the Company may
               -------
from time to time acquire Shares and may be required in connection with such acquisition, to enter into this agreement with the Company as a Management Shareholder. Any such employee shall become a party to this Agreement by executing and delivering to the company a Joinder Agreement in substantially the form attached hereto as Exhibit B. Each such executed definitive Joinder Agreement shall become effective as between such employee and the Company upon its execution and delivery by such employee to the Company and its agreement and acknowledgment by the Company, and it shall not require the execution or consent of any other party hereto.

          7.3  Termination. Other than as specified below, the provisions of
               -----------
this Agreement will terminate and be of no further force and effect upon the date on which at least 50% of the number of issued and outstanding Ordinary Shares are listed on, or being actively traded on a national securities exchange or interdealer quotation system. Notwithstanding the foregoing, Section 4.1 of this Agreement shall survive the termination of this Agreement until such time as all Registrable Securities (as defined in the Investor Shareholders Agreement) held by the Management Shareholders cease to be Registrable Securities.

          7.4  Notices. (a) if to the Company:
               -------

               New SAC
               c/o Silver Lake Partners, L.P.
               2725 Sand Hill Road
               Building C, Suite 150
               Menlo Park, CA  94025
               Attention:  David Roux
               Telecopy:  (650) 233-8125
          with copies to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, NY  10017
               Attention:  William E. Curbow, Esq.
               Telecopy:  (212) 455-2502
          -and-

               Cleary, Gottlieb, Steen & Hamilton
               One Liberty Plaza
               New York, NY  10006
               Attention:  Paul J. Shim, Esq.

               Telecopy: (212) 225-3999

          (b) if to a Management Shareholder, to him or her at his or her address or facsimile number set forth in the books and records of the Company.

          7.5   Further Assurances. The parties hereto will sign such further
                ------------------
documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things as may be necessary in order to give full effect to this Agreement and every provision hereof.

          7.6   Effective Time of Agreement. This Agreement shall become
                ---------------------------
effective, with respect to each Management Shareholder, and enforceable against such Management Shareholder, upon execution of this Agreement by the Company and such Management Shareholder, without regard to execution by any other Management Shareholder.

          7.7   Assignment. The provisions of this Agreement shall be binding
                ----------
upon and shall inure to the benefit of the parties hereto and their Permitted Transferees and their respective successors and permitted assigns. Except as specifically provided herein, this Agreement may not be assigned by any party hereto without the express prior written consent of the Investors, and any attempted assignment, without such consents, will be null and void.

          7.8   Amendments; Waivers. This Agreement may be amended only by a
                -------------------
written instrument signed by (a) the Company and (b) the Management Shareholders or their Permitted Transferees who own on a fully diluted basis Ordinary Shares representing at least a majority of the voting power represented by all Ordinary Shares owned by Management Shareholders which are outstanding on a fully diluted basis; provided, however, that this Agreement may be amended, solely with respect to any Management Shareholder, by a written instrument executed by the Company and such Management Shareholder. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

          7.9   Third Parties. This Agreement does not create any rights, claims
                -------------
or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto, provided that the Investors may rely on and enforce the representations, warranties, covenants and agreements of the Management Shareholders contained herein.

          7.10  Governing Law. This Agreement will be governed by, and construed
                -------------
in accordance with, the laws of the State of New York.

          7.11  Jurisdiction. Any action to enforce, which arises out of or in
                ------------
any way relates to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located within the State of New York as provided by law; and the parties consent to the jurisdiction of such court or courts located within the State of New York and to service of process by registered mail, return receipt requested, or by any other manner provided by the law of such applicable jurisdiction.

          7.12  Injunctive Relief. The Management Shareholders acknowledge and
                -----------------
agree that a violation of any of the terms of this Agreement will cause the Company and the Investors irreparable injury for which adequate remedy at law is not available. Accordingly, it is agreed that each of the Company and the Investors shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

          7.13  Entire Agreement. This Agreement contains the entire
                ----------------
understanding of the parties with respect to the subject matter hereof.

          7.14  Titles and Headings. The section headings contained in this
                -------------------
Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement.

          7.15  Severability. If any provision of this Agreement is declared by
                ------------
any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement will not be affected and will remain in full force and effect.

          7.16  Counterparts. This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          7.17  Costs. Each of the parties hereto agree that each of them will
                -----
bear his or her own costs which arise from this Agreement.

          7.18  Other Shareholders' Agreements. None of the Management
                ------------------------------
Shareholders shall enter into any shareholder agreement or other arrangement of any kind with any Person with respect to any Shares which is inconsistent with the provisions of this Agreement or which may impair its ability to comply with this Agreement.

          IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                                             NEW SAC

                                             By:  /s/ William L. Hudson
                                                 ------------------------------
                                                 Name:  William L. Hudson
                                                 Title: Senior Vice President,
                                                        General Counsel
                                                        and Secretary


                                             MANAGEMENT SHAREHOLDER:

                                             -----------------------------------
                                                 Name:

                                                                      SCHEDULE I

                             LIST OF SENIOR MANAGERS

                                                                     SCHEDULE II

                         LIST OF TIER I SENIOR MANAGERS

                                                                    SCHEDULE III

                       HOLDINGS OF MANAGEMENT SHAREHOLDERS

     --------------------------------------------------------------------
              NAME OF MANAGEMENT             NUMBER OF SHARES OF
                 SHAREHOLDER                     COMMON STOCK
     --------------------------------------------------------------------

     --------------------------------------------------------------------

     --------------------------------------------------------------------

     --------------------------------------------------------------------

     --------------------------------------------------------------------

     --------------------------------------------------------------------

     --------------------------------------------------------------------

                                                                       EXHIBIT A

                          FORM OF ASSUMPTION AGREEMENT

                                                             [DATE]

To the parties to the
  Management Shareholders Agreement
  referred to below

Ladies and Gentlemen:

          Reference is made to the Management Shareholders Agreement dated as of November 22, 2000 (as the same be amended, supplemented or otherwise modified from time to time, the "Management Shareholders Agreement") among New SAC and the Management Shareholders party thereto. This is an Assumption Agreement referred to in the Management Shareholders Agreement. Capitalized terms used but not defined herein have the meanings given such terms in the Management Shareholders Agreement.

          The undersigned (the "Transferee") is a proposed transferee of Shares currently held by [TRANSFEROR NAME] (the "Transferor"), and has received a copy of the Management Shareholders Agreement as currently in effect. In connection with the proposed transfer of Shares to the Transferee, the Transferee hereby assumes, and agrees to be bound to the same extent as the Transferor by, the Management Shareholders Agreement with respect to such Shares. From and after the execution and delivery hereof and the consummation of the transfer of such Shares to the Transferee, the Transferee understands that it shall be deemed to be a party to the Management Shareholders Agreement as a Transferee of the Transferor, subject to the limitation on certain rights as provided in Section
2.4 of the Management Shareholders Agreement.

                                             Very truly yours,

                                             [TRANSFEREE NAME]



                                             By______________________
                                               Name:
                                               Title:

                                                                       EXHIBIT B

                            FORM OF JOINDER AGREEMENT

          Pursuant to the Management Shareholders' Agreement dated as of November 22, 2000 (the "Shareholders' Agreement") among New SAC and the
                        -----------------------
Management Shareholders party thereto, the undersigned hereby agrees that, having acquired Shares, the undersigned has, by the terms of the Management Shareholders' Agreement, become bound by the terms and other provisions of the Management Shareholders' Agreement with all attendant rights, duties and obligations thereof and, pursuant to Section 2.4 and/or Section 7.2 of the Management Shareholders' Agreement and by this Joinder Agreement, hereby joins and enters into the Management Shareholders' Agreement. This is a Joinder Agreement referred to in the Management Shareholders' Agreement. Capitalized terms used but not defined in this Joinder shall have the meaning assigned to them in the Management Shareholders' Agreement.

          Listed below is information regarding the Shares of the undersigned:

Number of Ordinary Shares:  ________
-------------------------

Number of Preferred Shares: ________
--------------------------

          IN WITNESS WHEREOF, the undersigned has executed this Joinder as of the date written below.

[NAME]

Name:
Title:
Date:                    , 2000
Acknowledged by:

NEW SAC

By:  ___________________________
     Name:
     Title:
Date: